UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 7, 2009

(Date of earliest event reported)

QUEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33787 (Commission File Number)	26-0518546 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2009, Quest Cherokee, LLC (“Quest Cherokee”), Quest Energy Partners, L.P. (“QELP”), Quest Cherokee Oilfield Service, LLC (“QCOS”) and STP Newco, Inc. (“STP”) signed a Seventh Amendment to Second Lien Senior Term Loan Agreement (the “Seventh Amendment”), to extend the maturity date of the Second Lien Senior Term Loan Agreement, as amended, from December 7, 2009 to December 17, 2009. The Seventh Amendment is among Quest Cherokee, as borrower, QELP, QCOS and STP as guarantors, Royal Bank of Canada (“RBC”), as administrative agent and collateral agent, KeyBank National Association, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto. The effective date of the Seventh Amendment is December 7, 2009.

The summary of the Seventh Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Seventh Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2009, the conflicts committee of the board of directors of Quest Energy GP, LLC (“QEGP”), QELP’s general partner, approved grants of phantom unit awards under QELP’s Long-Term Incentive Plan to certain key employees, including David Lawler, QEGP’s principal executive officer, Eddie LeBlanc, QEGP’s principal financial officer, and Jack Collins and Richard Marlin, two of QEGP’s named executive officers, to become vested and payable either in five separate tranches or four separate tranches based on whether an employee has 18 or more months of service or less than 18 months of service with any of the Quest entities. The awards to Messrs. Lawler, LeBlanc, Collins and Marlin vest as follows:

•	David Lawler: a total of 165,268 phantom units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013;

•	Eddie LeBlanc: a total of 110,178 phantom units, to vest 1/4 on each of September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013;

•	Jack Collins: a total of 94,439 phantom units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013; and

•	Richard Marlin: a total of 62,959 phantom units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013.

QEGP awarded equity grants to key employees, including Messrs. Lawler, LeBlanc, Collins and Marlin, via forms of agreements (collectively, the “Award Agreements”), dated as of December 7, 2009, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. Under the Award Agreements, any employee whose employment is terminated (either by QELP or by the employee) before a tranche’s vesting date will forfeit such employee’s right to receive any nonvested securities.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1

Seventh Amendment to Second Lien Senior Term Loan Agreement, dated as of December 7, 2009, by and among Quest Cherokee, LLC, Quest Energy Partners, L.P., Quest Cherokee Oilfield Service, LLC, STP Newco, Inc., Royal Bank of Canada, KeyBank National Association, Société Générale and the Lenders party thereto.

10.2	Form of Quest Energy Partners, L.P. Phantom Unit Award Agreement (for employees with 18 or more months service).

10.3	Form of Quest Energy Partners, L.P. Phantom Unit Award Agreement (for employees with less than 18 months service).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST ENERGY PARTNERS, L.P.
By: Quest Energy GP, LLC, its General Partner

/s/ David C. Lawler
By:	David C. Lawler, Chief Financial Officer

Date: December 11, 2009